EX-10.6

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "AGREEMENT" dated as of January 18, 2007, by and among Midnight Holdings Group, Inc., a Delaware corporation (the "COMPANY"), and the secured parties signatory hereto and their respective endorsees, transferees and assigns (collectively, the "SECURED PARTY").

                              W I T N E S S E T H :

        WHEREAS, pursuant to a Securities Purchase Agreement, dated the date hereof, between Company and the Secured Party (the "PURCHASE AGREEMENT"), Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from Company certain of Company's 10% Secured Convertible Notes, due three years from the date of issue (the "NOTES"), which are convertible into shares of Company's Common Stock, par value $.00005 per share (the "COMMON STOCK"). In connection therewith, Company shall issue the Secured Party certain Common Stock purchase warrants dated as of the date hereof to purchase the number of shares of Common Stock indicated below each Secured Party's name on the Purchase Agreement (the "WARRANTS"); and

        WHEREAS, in order to induce the Secured Party to purchase the Notes, Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in certain Intellectual Property (defined below) of Company to secure the prompt payment, performance and discharge in full of all of Company's obligations under the Notes and exercise and discharge in full of Company's obligations under the Warrants; and

        NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Purchase Agreement and used herein are so used as so defined; and the following terms shall have the following meanings:

                        "SOFTWARE INTELLECTUAL PROPERTY" shall mean:

                        (a) all software programs (including all source code, object code and all related applications and data files), whether now owned, upgraded, enhanced, licensed or leased or hereafter acquired by the Company, above;

                        (b) all computers and electronic data processing hardware and firmware associated therewith;

                        (c) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such software, hardware and firmware described in the preceding clauses (a) and (b); and


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                        (d)     all rights with respect to all of the foregoing,
including, without limitation, any and all upgrades, modifications, copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and substitutions, replacements, additions, or model conversions of any of the foregoing.

                        "COPYRIGHTS" shall mean (a) all copyrights, registrations and applications for registration, ISSUED or filed, including any reissues, extensions or renewals thereof, by or with the United States Copyright Office or any similar office or agency of the United States, any state thereof, or any other country or political subdivision thereof, or otherwise, including, all rights in and to the material constituting the subject matter thereof, including, without limitation, any referred to in SCHEDULE B hereto, and (b) any rights in any material which is copyrightable or which is protected by common law, United States copyright laws or similar laws or any law of any State, including, without limitation, any thereof referred to in SCHEDULE B hereto.

                        "COPYRIGHT LICENSE" shall mean any agreement, written or oral, providing for a grant by the Company of any right in any Copyright, including, without limitation, any thereof referred to in SCHEDULE B hereto.

                        "INTELLECTUAL PROPERTY" shall means, collectively, the Software Intellectual Property, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and Trade Secrets.

                        "OBLIGATIONS" means all of the Company's obligations under this Agreement and the Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

                        "PATENTS" shall mean (a) all letters patent of the United States or any other country or any political subdivision thereof, and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE B hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision, including, without limitation, any thereof referred to in SCHEDULE B hereto.

                        "PATENT LICENSE" shall mean all agreements, whether written or oral, providing for the grant by the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in SCHEDULE B hereto.

                        "SECURITY AGREEMENT" shall mean the a Security Agreement, dated the date hereof between Company and the Secured Party.

                        "TRADEMARKS" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks,

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logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in SCHEDULE B hereto, and (b) all reissues, extensions or renewals thereof.

                        "TRADEMARK LICENSE" shall mean any agreement, written or oral, providing for the grant by the Company of any right to use any Trademark, including, without limitation, any thereof referred to in SCHEDULE B hereto.

                        "TRADE SECRETS" shall mean common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Company (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE B hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

                2. GRANT OF SECURITY INTEREST. In accordance with Section 3(m) of the Security Agreement, to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Company's right, title and interest of whatsoever kind and nature in and to the Intellectual Property (the "SECURITY INTEREST").

                3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants, and covenants and agrees with, the Secured Party as follows:

                        (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

                        (b) The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where the Intellectual Property is stored or located, except as has been disclosed to the Secured Party;

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                        (c)     Except as set forth on SCHEDULE 3(c), the
Company is the sole owner of the Intellectual Property (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Intellectual Property. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Intellectual Property. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement), except for a financing statement covering assets acquired by the Company after the date hereof, provided that the value of the Intellectual Property covered by this Agreement along with the Collateral (as defined in the Security Agreement) is equal to at least 150% of the Obligations.

                        (d) The Company shall at all times maintain its books of account and records relating to the Intellectual Property at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that the necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Intellectual Property to the extent they can be perfected through such filings.

                        (e) This Agreement creates in favor of the Secured Party a valid security interest in the Intellectual Property securing the payment and performance of the Obligations and, upon making the filings required hereunder, a perfected first priority security interest in such Intellectual Property to the extent that it can be perfected through such filings.

                        (f) Upon request of the Secured Party, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the Secured Party's security interest in the Intellectual Property and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations have been fully satisfied and are paid in full.

                        (g) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

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                        (h)     The Company shall at all times maintain the
liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Intellectual Property to the extent they can be perfected by filing in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Intellectual Property for the account of the Secured Party. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Intellectual Property and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                        (i) The Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Intellectual Property without the prior written consent of the Secured Party.

                        (j) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Intellectual Property, and of the occurrence of any event which would have a material adverse effect on the value of the Intellectual Property or on the Secured Party's security interest therein.

                        (k) The Company shall permit the Secured Party and its representatives and agents to inspect the Intellectual Property at any time, and to make copies of records pertaining to the Intellectual Property as may be requested by the Secured Party from time to time.

                        (l) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Intellectual Property.

                        (m) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Intellectual Property and of any other information received by the Company that may materially affect the value of the Intellectual Property, the Security Interest or the rights and remedies of the Secured Party hereunder.

                        (n) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Intellectual Property is accurate and complete in all material respects as of the date furnished.

                        (o) SCHEDULE 3(a) to the Purchase Agreement contains a list of all of the subsidiaries of Company.

                        (p) SCHEDULE B attached hereto includes all Patents and Patent Licenses, if any, owned by the Company in its own name as of the date hereof. SCHEDULE B hereto includes all Trademarks and Trademark Licenses, if any, owned by the Company in its own name as of the date hereof. SCHEDULE B hereto includes all Copyrights and Copyright

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Licenses, if any, owned by the Company in its own name as of the date hereof.
SCHEDULE B hereto includes all Trade Secrets and Trade Secret Licenses, if any, owned by the Company as of the date hereof. To the best of the Company's knowledge, each License, Patent, Trademark, Copyright and Trade Secret is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in SCHEDULE B, none of such Licenses, Patents, Trademarks, Copyrights and Trade Secrets is the subject of any licensing or franchise agreement. To the best of the Company's knowledge, no holding, decision or judgment has been rendered by any Governmental Body which would limit, cancel or question the validity of any License, Patent, Trademark, Copyright and Trade Secrets . No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any License, Patent, Trademark, Copyright or Trade Secret, or (ii) which, if adversely determined, would have a material adverse effect on the value of any License, Patent, Trademark, Copyright or Trade Secret. The Company has used and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Patents, Trademarks and Copyrights and consistent standards of quality in products leased or sold under the Patents, Trademarks and Copyrights.

                        (q)     With respect to any Intellectual Property:

                                (i) such Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                                (ii) such Intellectual Property is valid and enforceable;

                                (iii)   the Company has made all necessary
                                        filings and recordations to protect its
                                        interest in such Intellectual Property,
                                        including, without limitation,
                                        recordations of all of its interests in
                                        the Patents, Patent Licenses, Trademarks and Trademark Licenses in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyrights and Copyright Licenses in the United States Copyright Office and in corresponding offices throughout the world;

                                (iv) other than as set forth in SCHEDULE B, the Company is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property and no claim has been made that the use of such Intellectual Property infringes on the asserted rights of any third party; and

                                (v)     the Company has performed and will
                                        continue to perform all acts and has
                                        paid all required fees and taxes to
                                        maintain each and every item of
                                        Intellectual Property in full force and
                                        effect throughout the world, as
                                        applicable.

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                        (r)     Except with respect to any Trademark or
Copyright that the Company shall reasonably determine is of negligible economic value to the Company, the Company shall:

                                (i) maintain each Trademark and Copyright in full force free from any claim of abandonment for non-use, maintain as in the past the quality of products and services offered under such Trademark or Copyright; employ such Trademark or Copyright with the appropriate notice of registration; not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark or Copyright unless the Secured Party shall obtain a perfected security interest in such mark pursuant to this Agreement; and not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark or Copyright may become invalidated;

                                (ii) not, except with respect to any Patent that it shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated; and

                                (iii) notify the Secured Party immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Trademark or Copyright may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or tribunal in any country) regarding its ownership of any Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same.

                        (s) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof or acquire rights to any new Patent, Trademark or Copyright whether or not registered, report such filing to the Secured Party within five business days after the last day of the fiscal quarter in which such filing occurs.

                        (t) The Company shall take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                        (u) In the event that any Patent, Trademark or Copyright included in the Intellectual Property is infringed, misappropriated or diluted by a third party, promptly notify the Secured Party after it learns thereof and shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to it, which determination it

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shall promptly report to the Secured Party, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. If the Company lacks the financial resources to comply with this Section 3(t), the Company shall so notify the Secured Party and shall cooperate fully with any enforcement action undertaken by the Secured Party on behalf of the Company.

                4.      DEFAULTS. The following events shall be "EVENTS OF
DEFAULT":

                        (a) The occurrence of an Event of Default (as defined in the Notes) under the Notes;

                        (b) Any representation or warranty of the Company in this Agreement or in the Security Agreement shall prove to have been incorrect in any material respect when made;

                        (c) The failure by the Company to observe or perform any of its obligations hereunder or in the Security Agreement for ten (10) days after receipt by the Company of notice of such failure from the Secured Party; and

                        (d)     Any breach of, or default under, the Warrants.

                5. DUTY TO HOLD IN TRUST. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

                6. RIGHTS AND REMEDIES UPON DEFAULT. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Intellectual Property is then located). Without limitation, the Secured Party shall have the following rights and powers:

                        (a) The Secured Party shall have the right to take possession of the Intellectual Property and, for that purpose, enter, with the aid and assistance of any person, any premises where the Intellectual Property, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Intellectual Property and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Party, without rent, all of the Company's respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Intellectual Property in saleable or disposable form.

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                        (b)     The Secured Party shall have the right to
operate the business of the Company using the Intellectual Property and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Intellectual Property, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Intellectual Property, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Intellectual Property being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

                7. APPLICATIONS OF PROCEEDS. The proceeds of any such sale, lease or other disposition of the Intellectual Property hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Intellectual Property, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Intellectual Property, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Intellectual Property, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the "DEFAULT Rate"), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Intellectual Property, unless due to the gross negligence or willful misconduct of the Secured Party.

                8. COSTS AND EXPENSES. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Intellectual Property or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Intellectual Property, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

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                9.      RESPONSIBILITY FOR INTELLECTUAL PROPERTY. The Company
assumes all liabilities and responsibility in connection with all Intellectual Property, and the obligations of the Company hereunder or under the Notes and the Warrants shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Intellectual Property or its unavailability for any reason.

                10. SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes, the Warrants or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the Warrants or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Intellectual Property, or any release or amendment or waiver of or consent to departure from any other Intellectual Property for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Intellectual Property; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Intellectual Property or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or to apply any Intellectual Property which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

                11. TERM OF AGREEMENT. This Agreement and the Security Interest shall terminate on the date on which all amounts outstanding under the Notes are no longer outstanding and all other Obligations have been paid or discharged. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

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                12.     POWER OF ATTORNEY; FURTHER ASSURANCES.

                        (a) The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Intellectual Property that may come into possession of the Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Intellectual Property; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Intellectual Property; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Intellectual Property; and (v) generally, to do, at the option of the Secured Party, and at the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Intellectual Property and the Security Interest granted therein in order to effect the intent of this Agreement, the Notes and the Warrants, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                        (b) On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Intellectual Property.

                        (c) The Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property without the signature of the Company where permitted by law.

                13. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

        If to the Company:          Midnight Holdings Group, Inc.
                                    22600 Hall Road, Suite 205
                                    Clinton Township, MI 48036
                                    Attention: Chief Executive Officer
                                    Telephone: 586-468-8741
                                    Facsimile:   586-468-8768


        With copies to:             Reitler Brown & Rosenblatt LLC
                                    800 Third Avenue, 21st Floor
                                    New York, NY  10022
                                    Attention:  Robert Brown, Esq.
                                    Telephone:  212-209-3060
                                    Facsimile:   212-371-5500

        If to the Secured Party:    AJW Partners, LLC
                                    AJW Offshore, Ltd.
                                    AJW Qualified Partners, LLC
                                    New Millennium Capital Partners II, LLC
                                    1044 Northern Boulevard
                                    Suite 302
                                    Roslyn, New York  11576
                                    Attention:  Corey Ribotsky
                                    Facsimile:  516-739-7115

        With copies to:             Ballard Spahr Andrews & Ingersoll, LLP
                                    1735 Market Street, 51st Floor
                                    Philadelphia, Pennsylvania  19103
                                    Attention:  Gerald J. Guarcini, Esquire
                                    Facsimile: 215-864-8999

                14. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Intellectual Property or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

                15.     MISCELLANEOUS.

                        (a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                        (b) All of the rights and remedies of the Secured Party with respect to the Intellectual Property, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                        (c) This Agreement and the Security Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                        (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                        (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                        (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                        (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                        (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Intellectual Property which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

                        (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                        (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                        MIDNIGHT HOLDINGS GROUP, INC.



                                        By:
                                           -------------------------------------
                                            Nicholas Cocco
                                            Chief Executive Officer


                                        AJW PARTNERS, LLC
                                        By:  SMS Group, LLC



                                        By:
                                           -------------------------------------
                                           Corey S. Ribotsky
                                           Manager


                                        AJW OFFSHORE, LTD.
                                        By:  First Street Manager II, LLC



                                        By:
                                           -------------------------------------
                                           Corey S. Ribotsky
                                           Manager


                                        AJW QUALIFIED PARTNERS, LLC
                                        By:  AJW Manager, LLC



                                        By:
                                           -------------------------------------
                                           Corey S. Ribotsky
                                           Manager


                                        NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                        By:  First Street Manager II, LLC


                                        By:
                                           -------------------------------------
                                           Corey S. Ribotsky
                                           Manager

                                        WHOLLY-OWNED SUBSIDIARIES OF
                                        MIDNIGHT HOLDINGS GROUP, INC.:

                                        By:___________________________________
                                            Nicholas Cocco
                                        Chief Executive Officer and/or President
                                        on behalf of the following entities:

                                        MIDNIGHT AUTO HOLDINGS, INC.,
                                        a Michigan corporation

                                        MIDNIGHT AUTO FRANCHISE CORP.,
                                        a Michigan corporation

                                        ALL NIGHT AUTO(R) STORES, INC.,
                                        a Michigan corporation

                                        ALL NIGHT AUTO INC.,
                                        a Michigan corporation - business done
                                        as All Night Auto of Troy

                                        ALL NIGHT AUTO-GROSSE POINTE, INC.,
                                        a Michigan corporation - business done
                                        as All Night Auto of Grosse Pointe

                                        ALL NIGHT AUTO OF NORMAL NORTH,
                                        a Michigan corporation

                                        ALL NIGHT AUTO OF AURORA,
                                        a Michigan corporation

                                        ALL NIGHT AUTO OF JOLIET,
                                        a Michigan corporation

                                        ALL NIGHT AUTO OF FORT WAYNE,
                                        a Michigan corporation

                                   SCHEDULE A
                                   ----------


Principal Place of Business of the Company:
-------------------------------------------

        22600 Hall Road, Clinton Township, MI  48036




Locations Where Collateral is Located or Stored:
------------------------------------------------

        3872 Rochester Road, Troy, MI 48083
        989 S. Eola Road, Aurora, IL  60504
        13 Westport Court, Bloomington, IL 61704
        9500 West 179th Street, Tinley Park, IL  60477
        9502 West 179th Street, Tinley Park, IL  60477
        1835 East Guadalupe, Suite 116, Tempe, AZ  85283



List of Subsidiaries of the Company:
------------------------------------

        Midnight Auto Holdings, Inc.
        Midnight Auto Franchise Corp.
        All Night Auto, Inc.
        All Night Auto Grosse Pointe, Inc.
        All Night Auto Stores, Inc.
        All Night Auto of Normal North, Inc.
        All Night Auto of Aurora, Inc.
        All Night Auto of Joliet, Inc.
        All Night Auto of Fort Wayne, Inc.

                                   SCHEDULE B
                                   ----------


A.      Licenses, Patents and Patent Licenses
        -------------------------------------

                             Application or                      Registration or
        Patent               Registration No.         Country    Filing Date
        ------               ----------------         -------    ---------------


B.      Trademarks and Trademark Licenses
        ---------------------------------

                                                                 Registration or
        Service Mark         2,290,780.               USA        Nov 9 1999
        ------------         ----------               ---        ----------


C.      Copyrights and Copyright Licenses
        ---------------------------------

                             Application or                      Registration or
        Name                 Registration No.         Country    Filing Date
        ----                 ----------------         -------    ---------------


D.      Trade Secrets and Trade Secret Licenses
        ---------------------------------------

                             Application or                      Registration or
        Name                 Registration No.         Country    Filing Date
        ----                 ----------------         -------    ---------------

                                   SCHEDULE C
                                   ----------

Jurisdictions